UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

Ackrell SPAC Partners I Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39821	83-3237047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC
Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC
Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 21, 2022, Ackrell SPAC Partners I Co. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $600,000 to North Atlantic Imports, LLC (“NAI”), a Utah limited liability company d/b/a Blackstone Products. NAI, entered into a business combination agreement with the Company, among others, on December 22, 2021. The Note is non-interest bearing and payable in cash upon the earlier of the closing of the Company’s initial business combination and September 23, 2022, subject to the trust waiver contained in the Note.

The Company will deposit not later than June 30, 2022, an aggregate of $200,000 (the “Extension Payment”) into the trust account of the Company for its public stockholders, representing $0.0388 per public subunit, which enables the Company to further extend the period of time it has to consummate its initial business combination by one month from June 23, 2022 to July 23, 2022 (the “Extension”). The Extension is the first of up to three monthly extensions permitted under the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) filed with the Office of the Secretary of State of Delaware following stockholder approval of the Extension at the Company’s Special Meeting of Stockholders discussed in Items 5.03 and 5.07 of this report. The Company previously extended the period of time it has to consummate its initial business combination from December 23, 2021 to March 23, 2022 and from March 23, 2002 to June 23, 2022. The Company will borrow an additional $200,000 for deposit into the trust account in accordance with the terms of the Note and the Charter Amendment for each additional monthly extension, if and when required.

A copy of the Note is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2022, Ackrell SPAC Partners I Co. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the Charter Amendment, which extends the date by which the Company must consummate its initial Business Combination from June 23, 2022 to September 23, 2022, subject to the approval of the Board of Directors of the Company, provided the sponsor or its designees deposit into the trust account an amount equal to the lesser of $0.043 per share for each public share that has not been redeemed by the end of the last extension period and $200,000, within seven days after the commencement of each extension period  (the “Extension”). The Company filed the Charter Amendment with the Office of the Secretary of State of Delaware on June 21, 2022, a copy of which is attached as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders approved the Charter Amendment extending the date by which the Company must consummate the initial Business Combination from June 23, 2022 to September 23, 2022 (or such earlier date as determined by the Company’s Board of Directors) (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
14,309,048	27	100

Stockholders holding 8,645,776 shares of common stock underlying its public subunits exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $89,068,505 (approximately $10.30 per share) will be removed from the Trust Account to pay such holders. Furthermore, as a result of the redemption, the one half of one warrant contained in each public subunit (resulting in an aggregate of 4,322,888 warrants) were also forfeited by such holders and automatically extinguished by the Company.

Following the redemption, the Company’s remaining shares of common stock underlying its public subunits outstanding (“public shares”) were 5,154,224. The Company must deposit into the Trust Account for the initial extension period (commencing June 24, 2022 and ending July 23, 2022) $200,000 on or before June 30, 2022.

Item 7.01 Regulation FD Disclosure.

On June 21, 2022, the Company issued a press release announcing the Extension, that the Extension Payment had been made and that the Company had issued the Note to NAI in connection therewith.

A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Certificate of Amendment to Amended and restated Certificate of Incorporation.
10.1	Promissory Note dated June 21, 2022, issued by Ackrell SPAC Partners I Co. to North Atlantic Imports, LLC.
99.1	Press Release, dated June 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACKRELL SPAC PARTNERS I CO.

Date: June 21, 2022	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

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